Exhibit 99.2

Supplemental Information

December 31, 2006

Contact: Sara Grootwassink Chief Financial Officer Direct Dial: (301) 255-0820 E-mail: sgrootwassink@writ.com	6110 Executive Boulevard Suite 800 Rockville, MD 20852 (301) 984-9400 (301) 984-9610 fax

Washington Real Estate Investment Trust

Supplemental Information

Table of Contents

December 31, 2006

Washington Real Estate Investment Trust

About the Trust

Mission Statement

Washington Real Estate Investment Trust, founded in 1960 and headquartered in Rockville, Maryland, invests in a diversified range of income-producing property types. Our purpose is to acquire, develop and manage real estate investments in markets we know well and protect our shareholders from single property-type value fluctuations through diversified holdings. Our goal is to continue to safely increase earnings and shareholder value.

Company Background

We are a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington metropolitan region. As of quarter end we owned a diversified portfolio of 82 properties consisting of 14 retail centers, 24 office properties, 13 medical office properties, 22 industrial/flex properties and 9 multifamily properties. We also own land for development.

Our dividends have increased every year for 36 consecutive years and our Funds From Operations (“FFO”) per share has increased every year for 34 consecutive years. WRIT shares are publicly traded on the New York Stock Exchange (symbol: WRE).

Certain statements in the supplemental disclosures which follow are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, fluctuations in interest rates, availability of raw materials and labor costs, levels of competition, the effect of government regulation, the availability of capital, weather conditions, the timing and pricing of lease transactions and changes in general and local economic and real estate market conditions, and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2005 Form 10-K. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Washington Real Estate Investment Trust

Consolidated Statements of Operations

(In thousands, except per share data)

(unaudited)

	Twelve Months Ended		Three Months Ended
OPERATING RESULTS	12/31/06	12/31/05	12/31/06	09/30/06	06/30/06	03/31/06	12/31/05
Real estate rental revenue	$219,662	$190,046	$58,993	$56,675	$53,070	$50,925	$49,258
Real estate expenses	$(67,269)	$(58,116)	$(18,254)	$(17,843)	$(15,656)	$(15,518)	$(15,041)

	$152,393	$131,930	$40,739	$38,832	$37,414	$35,407	$34,217
Real estate depreciation and amortization	(54,170)	(47,161)	(15,074)	(14,138)	(12,990)	(11,968)	(11,694)

Income from real estate	98,223	84,769	25,665	24,694	24,424	23,439	22,523
Other income	906	918	269	293	175	170	263
Other income from property settlement	—	504	—	—	—	—	—
Interest expense	(47,846)	(37,743)	(13,392)	(12,527)	(11,604)	(10,322)	(10,074)
General and administrative	(12,622)	(8,005)	(2,461)	(2,230)	(5,276)	(2,655)	(1,644)

Income from continuing operations	38,661	40,443	10,081	10,230	7,719	10,632	11,068
Discontinued operations:
Income (loss) from operations of properties sold or held for sale	—	184	—	—	—	—	—
Gain on sale of real estate investment	—	37,011	—	—	—	—	—

Income (loss) from discontinued operations	—	37,195	—	—	—	—	—
Net Income	$38,661	$77,638	$10,081	$10,230	$7,719	$10,632	$11,068

Per Share Data
Net Income	$0.88	$1.84	$0.22	$0.23	$0.18	$0.25	$0.26
Fully diluted weighted average shares outstanding	43,874	42,203	45,122	45,093	43,037	42,197	42,131
Percentage of Revenues:
Real estate expenses	30.6%	30.6%	30.9%	31.5%	29.5%	30.5%	30.5%
General and administrative	5.7%	4.2%	4.2%	3.9%	9.9%	5.2%	3.3%
Ratios:
EBITDA / Interest expense	2.9x	3.3x	2.9 x	2.9 x	2.8 x	3.2 x	3.2 x
Income from continuing operations/Total real estate revenue	17.6%	21.3%	17.1%	18.0%	14.5%	20.9%	22.5%
Net income/Total real estate revenue	17.6%	40.9%	17.1%	18.0%	14.5%	20.9%	22.5%

Washington Real Estate Investment Trust

Consolidated Balance Sheets

(In thousands)

(unaudited)

	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005
Assets
Land	$294,977	$294,977	$267,509	$233,265	$226,217
Income producing property	1,300,824	1,282,203	1,158,505	1,047,939	1,024,702

	1,595,801	1,577,180	1,426,014	1,281,204	1,250,919
Accumulated depreciation and amortization	(290,003)	(276,220)	(263,311)	(251,284)	(240,153)

Net income producing property	1,305,798	1,300,960	1,162,703	1,029,920	1,010,766
Development in progress, including land held for development	120,656	110,394	90,612	69,820	58,241

Total investment in real estate, net	1,426,454	1,411,354	1,253,315	1,099,740	1,069,007
Cash and cash equivalents	8,721	11,832	13,970	2,981	4,938
Restricted cash	4,151	4,692	2,540	2,401	1,764
Rents and other receivables, net of allowance for doubtful accounts	32,632	30,403	29,057	26,955	25,258
Prepaid expenses and other assets	59,307	55,218	44,913	40,704	38,192

Total Assets	$1,531,265	$1,513,499	$1,343,795	$1,172,781	$1,139,159

Liabilities and Shareholders’ Equity
Notes payable	$728,255	$728,216	$618,662	$518,656	$518,600
Mortgage notes payable	237,073	238,051	178,834	168,965	169,617
Lines of credit/short-term note payable	61,000	28,000	19,000	59,000	24,000
Accounts payable and other liabilities	45,291	52,325	54,093	36,421	32,002
Advance rents	6,325	6,599	6,384	5,531	5,572
Tenant security deposits	9,651	9,501	8,513	7,575	7,393

Total Liabilities	1,087,595	1,062,692	885,486	796,148	757,184

Minority interest	1,739	1,717	1,699	1,687	1,670

Shareholders’ Equity
Shares of beneficial interest, $0.01 par value;
100,000 shares authorized	451	450	450	422	421
Additional paid-in capital	500,727	499,393	498,577	406,098	405,112
Distributions in excess of net income	(59,247)	(50,753)	(42,417)	(31,574)	(25,228)

Total Shareholders’ Equity	441,931	449,090	456,610	374,946	380,305

Total Liabilities and Shareholders’ Equity	$1,531,265	$1,513,499	$1,343,795	$1,172,781	$1,139,159

Total Debt / Total Market Capitalization	0.36:1	0.36:1	0.33:1	0.35:1	0.36:1

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

Washington Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(In thousands, except per share data)

(unaudited)

	Twelve Months Ended		Three Months Ended
	12/31/06	12/31/05	12/31/2006	9/30/2006	6/30/2006	03/31/06	12/31/05
Funds From Operations(1)
Net Income	$38,661	$77,638	$10,081	$10,230	$7,719	$10,632	$11,068
Real estate depreciation and amortization	54,170	47,161	15,074	14,138	12,990	11,968	11,694
Discontinued operations:
Gain on property disposed	—	(37,011)	—	—	—	—	—
Real estate depreciation and amortization	—	71	—	—	—	—	—
Other income from property settlement	—	(504)	—	—	—	—	—

Funds From Operations (FFO)	$92,831	$87,355	$25,155	$24,368	$20,709	$22,600	$22,762

FFO per share - basic	$2.13	$2.08	$0.56	$0.54	$0.48	$0.54	$0.54
FFO per share - fully diluted	$2.12	$2.07	$0.56	$0.54	$0.48	$0.54	$0.54
Funds Available for Distribution(2)
Tenant Improvements	(9,473)	(8,932)	(2,143)	(2,602)	(2,033)	(2,695)	(3,520)
External and Internal Leasing Commissions Capitalized	(5,595)	(4,272)	(1,554)	(1,604)	(1,477)	(960)	(1,004)
Recurring Capital Improvements	(8,685)	(9,125)	(1,648)	(2,019)	(2,724)	(2,295)	(2,445)
Straight-Line Rent, Net	(3,093)	(3,070)	(757)	(836)	(686)	(804)	(730)
Non-real estate depreciation and amortization	2,453	1,745	765	640	554	495	479
Amortization of lease intangibles, net	283	(10)	197	91	(17)	5	(10)
Amortization and expensing of restricted share and unit compensation	3,464	1,134	1,081	556	1,487	340	299
Other	—	301	—	—	—	—	—

Funds Available for Distribution (FAD)	$72,185	$65,126	$21,096	$18,594	$15,813	$16,686	$15,831

Total Dividends Paid	$72,688	$67,360	$18,580	$18,567	$18,562	$16,979	$16,963
Average shares - basic	43,679	42,069	44,894	44,874	42,852	42,052	42,013
Average shares - fully diluted	43,874	42,203	45,122	45,093	43,037	42,197	42,131

(1)

Funds From Operations (“FFO”) – The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. We consider FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. FFO is a non-GAAP measure.

(2)

Funds Available for Distribution (“FAD”) is calculated by subtracting from FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization and adding or subtracting the amortization of lease intangibles as appropriate. FAD is included herein, because we consider it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Washington Real Estate Investment Trust

Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)

(In thousands)

(unaudited)

	Three Months Ended
	12/31/06	09/30/06	06/30/06	03/31/06	12/31/05
EBITDA(1)
Net income	$10,081	$10,230	$7,719	$10,632	$11,068
Add:
Interest expense	13,392	12,527	11,604	10,322	10,074
Real estate depreciation and amortization	15,074	14,138	12,990	11,968	11,694
Non-real estate depreciation	117	107	87	73	71
Less:
Other income	(269)	(293)	(175)	(170)	(263)

EBITDA	$38,395	$36,709	$32,225	$32,825	$32,644

(1)

EBITDA is earnings before interest, taxes, depreciation and amortization. We consider EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain (loss) from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt. EBITDA is a non-GAAP measure.

Washington Real Estate Investment Trust

Long-Term Debt Analysis

(In thousands, except per share amounts)

	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005
Balances Outstanding
Secured
Conventional fixed rate	$237,073	$238,051	$178,834	$168,965	$169,617

Secured total	237,073	238,051	178,834	168,965	169,617

Unsecured
Fixed rate bonds and notes	728,255	728,216	618,662	518,656	518,600
Credit facility	61,000	28,000	19,000	59,000	24,000

Unsecured total	789,255	756,216	637,662	577,656	542,600

Total	$1,026,328	$994,267	$816,496	$746,621	$712,217

Average Interest Rates
Secured
Conventional fixed rate	5.9%	5.9%	5.9%	5.9%	5.9%

Secured total	5.9%	5.9%	5.9%	5.9%	5.9%

Unsecured
Fixed rate bonds	5.5%	5.5%	5.9%	5.9%	5.9%
Credit facilities	6.0%	5.9%	5.9%	5.3%	5.0%

Unsecured total	5.6%	5.5%	5.9%	5.8%	5.8%

Average	5.6%	5.6%	5.9%	5.9%	5.9%

Maturity Schedule
	Future Maturities of Debt
Year	Secured Debt	Unsecured Debt	Credit Facilities	Total Debt	Interest Rate
2007	$11,264	$—	$—	$11,264	6.4%
2008	3,571	60,000	28,000	91,571	6.4%
2009	53,768	—	—	53,768	7.0%
2010	25,428	—	33,000	58,428	6.0%
2011	12,763	150,000	—	162,763	5.9%
2012	20,483	50,000	—	70,483	5.0%
2013	105,396	60,000	—	165,396	5.5%
2014	205	100,000	—	100,205	5.3%
2015	216	150,000	—	150,216	5.4%
Thereafter	3,979	160,000	—	163,979	5.0%

Total maturities	$237,073	$730,000	$61,000	$1,028,073	5.6%

Weighted average maturity = 7.8 years

Note: The current balance outstanding of the fixed rate bonds and notes is shown net of discounts/premiums in the amount of $1,745,045.

Washington Real Estate Investment Trust

Capital Analysis

(In thousands, except per share amounts)

	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005
Market Data
Shares Outstanding	45,042	45,011	44,998	42,183	42,139
Market Price per Share	$40.00	$39.80	$36.70	$33.09	$30.35
Equity Market Capitalization	$1,801,680	$1,791,438	$1,651,427	$1,395,835	$1,278,919
Total Debt	$1,026,328	$994,267	$816,496	$746,621	$712,217
Total Market Capitalization	$2,828,008	$2,785,705	$2,467,923	$2,142,456	$1,991,136
Total Debt to Market Capitalization	0.36:1	0.36:1	0.33:1	0.35:1	0.36:1

Earnings to Fixed Charges(1)	1.6 x	1.7 x	1.6 x	1.9 x	2.0 x
Debt Service Coverage Ratio(2)	2.7 x	2.8 x	2.6 x	3.0 x	3.0 x
Dividend Data
Total Dividends Paid	$18,580	$18,567	$18,562	$16,979	$16,963
Common Dividend per Share	$0.4125	$0.4125	$0.4125	$0.4025	$0.4025
Payout Ratio (FFO per share basis)	73.7%	76.4%	85.9%	74.5%	74.5%

(1)

The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

(2)

Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

Washington Real Estate Investment Trust

Core Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth

2006 vs. 2005

Cash Basis
	Fourth Quarter(1)		Year(2)
Sector	NOI Growth	Rental Rate Growth	NOI Growth	Rental Rate Growth
Multifamily	11.9%	6.0%	8.6%	6.3%
Office Buildings	6.9%	1.6%	6.4%	2.0%
Medical Office Buildings	2.6%	2.7%	3.4%	2.8%
Retail Centers	1.7%	7.4%	6.9%	8.3%
Industrial / Flex Properties	5.6%	3.3%	1.9%	3.4%
Overall Core Portfolio	5.9%	3.6%	5.6%	3.9%

GAAP Basis
	Fourth Quarter(1)		Year(2)
Sector	NOI Growth	Rental Rate Growth	NOI Growth	Rental Rate Growth
Multifamily	12.0%	6.0%	8.7%	6.4%
Office Buildings	5.4%	0.1%	4.7%	1.5%
Medical Office Buildings	0.4%	0.8%	-0.3%	0.6%
Retail Centers	1.8%	6.8%	7.7%	8.5%
Industrial / Flex Properties	3.5%	2.3%	1.4%	2.6%
Overall Core Portfolio	4.7%	2.5%	4.7%	3.4%

[1]

Non-core acquired properties were: Hampton Overlook, Hampton South, Alexandria Professional Center, 9707 Medical Center Dr., 15001 Shady Grove Rd., Plumtree Medical Center, Randolph Shopping Center, Montrose Shopping Center, 9950 Business Parkway, 15005 Shady Grove Road, 6565 Arlington Blvd, West Gude Drive, The Ridges and The Crescent.

[2]

Non-core acquired properties were: from 2005: DBP Coleman, Frederick Crossing, Albemarle; from 2006: Hampton Overlook, Hampton South, Alexandria Professional Center, 9707 Medical Center Dr., 15001 Shady Grove Rd., Plumtree Medical Center, Randolph Shopping Center, Montrose Shopping Center, 9950 Business Parkway, 15005 Shady Grove Road, 6565 Arlington Blvd, West Gude Drive, The Ridges and The Crescent.

Washington Real Estate Investment Trust

Core Portfolio Net Operating Income (NOI) Summary

(In Thousands)

	Three Months Ended December 31,
	2006	2005	%Change
Cash Basis:
Multifamily	$4,877	$4,359	11.9%
Office Buildings	13,584	12,707	6.9%
Medical Office Buildings	3,319	3,234	2.6%
Retail Centers	6,558	6,446	1.7%
Industrial/Flex	7,105	6,729	5.6%

	$35,443	$33,475	5.9%

GAAP Basis:
Multifamily	$4,883	$4,361	12.0%
Office Buildings	13,725	13,023	5.4%
Medical Office Buildings	3,329	3,316	0.4%
Retail Centers	6,764	6,642	1.8%
Industrial/Flex	7,115	6,875	3.5%

	$35,816	$34,217	4.7%

Washington Real Estate Investment Trust

Core Portfolio Net Operating Income (NOI) Detail

(In Thousands)

	Three Months Ended December 31, 2006
	Multifamily	Office	Medical Office	Retail	Industrial	Corporate and Other	Total
Real estate rental revenue
Core Portfolio	$8,377	$20,996	$4,507	$8,626	$9,106	$—	$51,612
Non-core- acquired [1]	—	3,116	2,613	849	803	—	7,381

Total	8,377	24,112	7,120	9,475	9,909	—	58,993
Real estate expenses
Core Portfolio	3,494	7,271	1,178	1,862	1,991	—	15,796
Non-core- acquired [1]	—	1,104	931	207	216	—	2,458

Total	3,494	8,375	2,109	2,069	2,207	—	18,254
Net Operating Income (NOI)
Core Portfolio	4,883	13,725	3,329	6,764	7,115	—	35,816
Non-core- acquired [1]	—	2,012	1,682	642	587	—	4,923

Total	$4,883	$15,737	$5,011	$7,406	$7,702	$—	$40,739

Core Portfolio NOI GAAP Basis (from above)	$4,883	$13,725	$3,329	$6,764	$7,115	$—	$35,816
Straight-line revenue, net for core properties	(6)	(103)	(34)	(148)	(103)	—	(394)
FAS 141 Min Rent	—	(44)	24	(60)	89	—	9
Amortization of lease intangibles for core properties	—	6	—	2	4	—	12

Core portfolio NOI, Cash Basis	$4,877	$13,584	$3,319	$6,558	$7,105	$—	$35,443

Reconciliation of NOI to Net Income
Total NOI	$4,883	$15,737	$5,011	$7,406	$7,702	$—	$40,739
Other revenue	—	—	—	—	—	269	269
Interest expense	(913)	(778)	(1,182)	(346)	(394)	(9,779)	(13,392)
Depreciation and amortization	(1,621)	(6,541)	(2,080)	(1,744)	(2,925)	(163)	(15,074)
General and administrative	—	—	—	—	—	(2,461)	(2,461)

Net Income	$2,349	$8,418	$1,749	$5,316	$4,383	$(12,134)	$10,081

	Three Months Ended December 31, 2005
	Multifamily	Office	Medical Office	Retail	Industrial	Corporate and Other	Total
Real estate rental revenue
Core Portfolio	$7,663	$19,690	$4,484	$8,417	$9,004	$—	$49,258
Non-core- acquired [1]	—	—	—	—	—	—	—

Total	7,663	19,690	4,484	8,417	9,004	—	49,258
Real estate expenses
Core Portfolio	3,302	6,667	1,168	1,775	2,129	—	15,041
Non-core- acquired [1]	—	—	—	—	—	—	—

Total	3,302	6,667	1,168	1,775	2,129	—	15,041
Net Operating Income (NOI)
Core Portfolio	4,361	13,023	3,316	6,642	6,875	—	34,217
Non-core- acquired [1]	—	—	—	—	—	—	—

Total	$4,361	$13,023	$3,316	$6,642	$6,875	$—	$34,217

Core Portfolio NOI GAAP Basis (from above)	$4,361	$13,023	$3,316	$6,642	$6,875	$—	$34,217
Straight-line revenue, net for core properties	(2)	(245)	(111)	(126)	(246)	—	(730)
FAS 141 Min Rent	—	(72)	27	(70)	95	—	(20)
Amortization of lease intangibles for core properties	—	1	2	—	5	—	8

Core portfolio NOI, Cash Basis	$4,359	$12,707	$3,234	$6,446	$6,729	$—	$33,475

Reconciliation of NOI to Net Income
Total NOI	$4,361	$13,023	$3,316	$6,642	$6,875	$—	$34,217
Other revenue	—	—	—	—	—	263	263
Interest expense	(913)	—	(777)	(342)	(395)	(7,647)	(10,074)
Depreciation and amortization	(1,417)	(5,160)	(1,254)	(1,263)	(2,440)	(160)	(11,694)
General and administrative	—	—	—	—	—	(1,644)	(1,644)

Net Income	$2,031	$7,863	$1,285	$5,037	$4,040	$(9,188)	$11,068

[1]

Non-core acquired properties were: Hampton Overlook, Hampton South, Alexandria Professional Center, 9707 Medical Center Dr., 15001 Shady Grove Rd., Plumtree Medical Center, Randolph Shopping Center, Montrose Shopping Center, 9950 Business Parkway, 15005 Shady Grove Road, 6565 Arlington Blvd, West Gude Drive, The Ridges and The Crescent.

Washington Real Estate Investment Trust

Core Portfolio Net Operating Income (NOI) Detail

(In Thousands)

	Twelve Months Ended December 31, 2006
	Multifamily	Office	Medical Office	Retail	Industrial	Corporate and Other	Total
Real estate rental revenue
Core Portfolio	$32,478	$80,113	$18,094	$30,545	$30,234	$—	$191,464
Non-core- acquired [1]	—	6,700	6,566	6,718	8,214	—	28,198

Total	32,478	86,813	24,660	37,263	38,448	—	219,662
Real estate expenses
Core Portfolio	13,220	27,704	4,759	6,718	6,787	—	59,188
Non-core- acquired [1]	—	2,160	2,427	1,265	2,229	—	8,081

Total	13,220	29,864	7,186	7,983	9,016	—	67,269
Net Operating Income (NOI)
Core Portfolio	19,258	52,409	13,335	23,827	23,447	—	132,276
Non-core- acquired [1]	—	4,540	4,139	5,453	5,985	—	20,117

Total	$19,258	$56,949	$17,474	$29,280	$29,432	$—	$152,393

Core Portfolio NOI GAAP Basis (from above)	$19,258	$52,409	$13,335	$23,827	$23,447	$—	$132,276
Straight-line revenue, net for core properties	(23)	(784)	(259)	(539)	(266)	—	(1,871)
FAS 141 Min Rent	—	(112)	104	99	252	—	343
Amortization of lease intangibles for core properties	—	19	—	2	—	—	21

Core portfolio NOI, Cash Basis	$19,235	$51,532	$13,180	$23,389	$23,433	$—	$130,769

Reconciliation of NOI to Net Income
Total NOI	$19,258	$56,949	$17,474	$29,280	$29,432	$—	$152,393
Other revenue	—	—	—	—	—	906	906
Interest expense	(3,653)	(1,083)	(3,942)	(1,378)	(1,788)	(36,002)	(47,846)
Depreciation and amortization	(6,236)	(23,253)	(7,058)	(6,231)	(10,959)	(433)	(54,170)
General and administrative	—	—	—	—	—	(12,622)	(12,622)

Net Income	$9,369	$32,613	$6,474	$21,671	$16,685	$(48,151)	$38,661

	Twelve Months Ended December 31, 2005
	Multifamily	Office	Medical Office	Retail	Industrial	Corporate and Other	Total
Real estate rental revenue
Core Portfolio	$30,529	$76,055	$18,024	$28,425	$30,036	$—	$183,069
Non-core- acquired [1]	—	921	—	3,482	2,574	—	6,977

Total	30,529	76,976	18,024	31,907	32,610	—	190,046
Real estate expenses
Core Portfolio	12,816	26,015	4,649	6,296	6,906	—	56,682
Non-core- acquired [1]	—	262	—	583	589	—	1,434

Total	12,816	26,277	4,649	6,879	7,495	—	58,116
Net Operating Income (NOI)
Core Portfolio	17,713	50,040	13,375	22,129	23,130	—	126,387
Non-core- acquired [1]	—	659	—	2,899	1,985	—	5,543

Total	$17,713	$50,699	$13,375	$25,028	$25,115	$—	$131,930

Core Portfolio NOI GAAP Basis (from above)	$17,713	$50,040	$13,375	$22,129	$23,130	$—	$126,387
Straight-line revenue, net for core properties	(8)	(1,399)	(740)	(360)	(378)	—	(2,885)
FAS 141 Min Rent	—	(207)	109	119	253	—	274
Amortization of lease intangibles for core properties	—	1	—	—	—	—	1

Core portfolio NOI, Cash Basis	$17,705	$48,435	$12,744	$21,888	$23,005	$—	$123,777

Reconciliation of NOI to Net Income
Total NOI	$17,713	$50,699	$13,375	$25,028	$25,115	$—	$131,930
Other revenue	—	—	—	—	—	918	918
Non-Disposal Gain	—	—	—	—	—	504	504
Interest expense	(4,025)	—	(4,226)	(1,082)	(1,921)	(26,489)	(37,743)
Depreciation and amortization	(5,173)	(20,383)	(4,882)	(7,577)	(8,660)	(486)	(47,161)
General and administrative	—	—	—	—	—	(8,005)	(8,005)
Discontinued operations[2]	—	34,280	—	—	2,915	—	37,195

Net Income	$8,515	$64,596	$4,267	$16,369	$17,449	$(33,558)	$77,638

[1]

Non-core acquired properties were: from 2005: DBP Coleman, Frederick Crossing, Albemarle; from 2006: Hampton Overlook, Hampton South, Alexandria Professional Center, 9707 Medical Center Dr., 15001 Shady Grove Rd., Plumtree Medical Center, Randolph Shopping Center, Montrose Shopping Center, 9950 Business Parkway, 15005 Shady Grove Road, 6565 Arlington Blvd, West Gude Drive, The Ridges and The Crescent.

[2]	Discontinued operations for 2005 were 7700 Leesburg Pike, Tycon II, Tycon III and Pepsi Distribution Center

Washington Real Estate Investment Trust

Core Portfolio & Overall Economic Occupancy Levels by Sector

Q4 2006 vs. Q4 2005

GAAP Basis
	Core Portfolio			All Properties
Sector	4th QTR 2006		4th QTR 2005	4th QTR 2006	4th QTR 2005
Multifamily	94.0	%(1)	92.0%	94.0%	92.0%
Office Buildings	92.2%		89.0%	92.3%	89.0%
Medical Office Buildings	98.5%		98.5%	98.5%	98.5%
Retail Centers	99.0%		98.6%	94.9%	98.6%
Industrial / Flex Properties	93.2%		94.9%	92.9%	94.9%

Overall Portfolio	94.3%		92.8%	93.8%	92.8%

(1)	Multifamily occupancy level for Q4 ‘06 is 94.6% without the impact of units off-line for planned renovations at Bethesda Hill. The overall portfolio is 94.4% occupied without this impact.

Washington Real Estate Investment Trust

Schedule of Properties

December 31, 2006

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET
Office Buildings
1901 Pennsylvania Avenue	Washington, DC	1977	1960	97,000
51 Monroe Street	Rockville, MD	1979	1975	210,000
515 King Street	Alexandria, VA	1992	1966	76,000
The Lexington Building	Rockville, MD	1993	1970	46,000
The Saratoga Building	Rockville, MD	1993	1977	58,000
Brandywine Center	Rockville, MD	1993	1969	35,000
6110 Executive Boulevard	Rockville, MD	1995	1971	198,000
1220 19th Street	Washington, DC	1995	1976	102,000
Maryland Trade Center I	Greenbelt, MD	1996	1981	184,000
Maryland Trade Center II	Greenbelt, MD	1996	1984	158,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	166,000
7900 Westpark Drive	McLean, VA	1997	1972/1986/1999[1]	523,000
600 Jefferson Plaza	Rockville, MD	1999	1985	112,000
1700 Research Boulevard	Rockville, MD	1999	1982	101,000
Parklawn Plaza	Rockville, MD	1999	1986	40,000
Wayne Plaza	Silver Spring, MD	2000	1970	91,000
Courthouse Square	Alexandria, VA	2000	1979	113,000
One Central Plaza	Rockville, MD	2001	1974	267,000
The Atrium Building	Rockville, MD	2002	1980	80,000
1776 G Street	Washington, DC	2003	1979	263,000
Albemarle Point	Chantilly, VA	2005	2001	89,000
6565 Arlington Blvd	Falls Church, VA	2006	1967/1998	140,000
West Gude Drive	Rockville, MD	2006	1984/1986/1988	289,000
The Ridges	Gaithersburg, MD	2006	1990	104,000

Subtotal				3,542,000

Medical Office Buildings
Woodburn Medical Park I	Annandale, VA	1998	1984	71,000
Woodburn Medical Park II	Annandale, VA	1998	1988	96,000
Prosperity Medical Center I	Merrifield, VA	2003	2000	92,000
Prosperity Medical Center II	Merrifield, VA	2003	2001	88,000
Prosperity Medical Center III	Merrifield, VA	2003	2002	75,000
Shady Grove Medical Village II	Rockville, MD	2004	1999	66,000
8301 Arlington Boulevard	Fairfax, VA	2004	1965	49,000
Alexandria Professional Center	Alexandria, VA	2006	1968	113,000
9707 Medical Center Drive	Rockville, MD	2006	1994	38,000
15001 Shady Grove Road	Rockville, MD	2006	1999	51,000
Plumtree Medical Center	Bel Air, MD	2006	1991	33,000
15005 Shady Grove Road	Rockville, MD	2006	2002	52,000
The Crescent	Gaithersburg, MD	2006	1989	49,000

Subtotal				873,000

Retail Centers
Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	151,000
Concord Centre	Springfield, VA	1973	1960	76,000
Wheaton Park	Wheaton, MD	1977	1967	72,000
Bradlee	Alexandria, VA	1984	1955	168,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	49,000
Montgomery Village Center	Gaithersburg, MD	1992	1969	198,000
Shoppes of Foxchase	Alexandria, VA	1994	1960	128,000
Frederick County Square	Frederick, MD	1995	1973	227,000
800 S. Washington Street[2]	Alexandria, VA	1998/2003	1955/1959	44,000
Centre at Hagerstown	Hagerstown, MD	2002	2000	332,000
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000
Randolph Shopping Center	Rockville, MD	2006	1972	82,000
Montrose Shopping Center	Rockville, MD	2006	1970	143,000

Subtotal				2,016,000

[1]	A 49,000 square foot addition to 7900 Westpark Drive was completed in September 1999.

[2]	South Washington Street includes 718 Jefferson Street, acquired in May 2003 to complete the ownership of the entire block of 800 S. Washington Street. See Development Summary on page 19.

Washington Real Estate Investment Trust

Schedule of Properties (Cont.)

December 31, 2006

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE* SQUARE FEET
Multifamily Buildings * / # units
3801 Connecticut Avenue / 307	Washington, DC	1963	1951	179,000
Roosevelt Towers / 190	Falls Church, VA	1965	1964	170,000
Country Club Towers / 227	Arlington, VA	1969	1965	163,000
Park Adams / 200	Arlington, VA	1969	1959	173,000
Munson Hill Towers / 279	Falls Church, VA	1970	1963	259,000
The Ashby at McLean / 250	McLean, VA	1996	1982	252,000
Walker House Apartments / 212	Gaithersburg, MD	1996	1971/2003[4]	159,000
Bethesda Hill Apartments / 194	Bethesda, MD	1997	1986	226,000
Avondale / 236	Laurel, MD	1999	1987	170,000

Subtotal (2,095 units)				1,751,000

Industrial Distribution / Flex Properties
Fullerton Business Center	Springfield, VA	1985	1980	104,000
Charleston Business Center	Rockville, MD	1993	1973	85,000
Tech 100 Industrial Park	Elkridge, MD	1995	1990	166,000
Crossroads Distribution Center	Elkridge, MD	1995	1987	85,000
The Alban Business Center	Springfield, VA	1996	1981/1982	87,000
The Earhart Building	Chantilly, VA	1996	1987	92,000
Ammendale Technology Park I	Beltsville, MD	1997	1985	167,000
Ammendale Technology Park II	Beltsville, MD	1997	1986	107,000
Pickett Industrial Park	Alexandria, VA	1997	1973	246,000
Northern Virginia Industrial Park	Lorton, VA	1998	1968/1991	787,000
8900 Telegraph Road	Lorton, VA	1998	1985	32,000
Dulles South IV	Chantilly, VA	1999	1988	83,000
Sully Square	Chantilly, VA	1999	1986	95,000
Amvax	Beltsville, MD	1999	1986	31,000
Sullyfield Center	Chantilly, VA	2001	1985	244,000
Fullerton Industrial Center	Springfield, VA	2003	1980	137,000
8880 Gorman Road	Laurel, MD	2004	2000	141,000
Dulles Business Park Portfolio	Chantilly, VA	2004/2005	1999-2005	324,000
Albemarle Point	Chantilly, VA	2005	2001/2003/2005	207,000
Hampton Overlook	Capital Heights, MD	2006	1989	134,000
Hampton South	Capital Heights, MD	2006	1989/2005	168,000
9950 Business Parkway	Lanham, MD	2006	2005	102,000

Subtotal				3,624,000

TOTAL				11,806,000

*	Multifamily buildings are presented in gross square feet.

[4]	A 16 unit addition referred to as The Gardens at Walker House was completed in October 2003.

Washington Real Estate Investment Trust

Commercial Leasing Summary

Three months and Twelve months ended 12/31/06

	4th Quarter 2006		YTD 2006
Gross Leasing Square Footage
Office Buildings	82,398		597,648
Medical Office Buildings	54,077		119,948
Retail Centers	13,784		123,160
Industrial Centers	134,115		770,715

Total	284,374		1,611,471

Weighted Average Term (yrs)
Office Buildings	5.4		4.6
Medical Office Buildings	8.9		8.2
Retail Centers	6.9		5.3
Industrial Centers	4.4		4.2

Total	5.7		4.7

Rental Rate Increases *:	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office Buildings	$25.76	$26.15	$25.29	$26.29
Medical Office Buildings	25.48	25.20	27.18	27.42
Retail Centers	33.95	34.45	23.35	23.90
Industrial Centers	8.10	8.39	8.17	8.50

Total	$17.78	$17.99	$17.09	$17.68

Rate on new and renewal leases
Office Buildings	$30.17	$28.77	$27.59	$26.19
Medical Office Buildings	29.84	26.71	32.60	29.22
Retail Centers	43.85	40.37	28.21	26.55
Industrial Centers	9.73	9.26	9.34	8.89

Total	$21.13	$19.74	$19.28	$18.17

Percentage Increase
Office Buildings	17.12%	10.02%	9.09%	-0.38%
Medical Office Buildings	17.11%	5.99%	19.94%	6.56%
Retail Centers	29.16%	17.18%	20.81%	11.09%
Industrial Centers	20.12%	10.37%	14.32%	4.59%

Total	18.84%	9.73%	12.81%	2.77%

	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Tenant Improvements and Leasing Costs
Office Buildings	$1,550,497	$18.82	$10,199,432	$17.07
Medical Office Buildings	1,792,265	33.14	3,367,327	28.07
Retail Centers	93,245	6.76	674,477	5.48
Industrial Centers	868,554	6.48	3,154,888	4.09

Total	$4,304,561	$15.14	$17,396,124	$10.80

* Includes the impact of leases executed on vacant space acquired through acquisition in 2006 totaling 46,372 square feet for the quarter and 91,665 square feet year to date. For these leases, the rates on expiring leases are based on the rates underwritten in our investment analyses.

Washington Real Estate Investment Trust

10 Largest Tenants - Based on Annualized Rent

December 31, 2006

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet
World Bank	1	41	4.95%	210,354	2.28%
Sunrise Senior Living, Inc.	1	81	2.82%	180,066	1.95%
General Services Administration	8	32	2.33%	286,434	3.11%
INOVA Health Care Services	4	45	1.56%	80,722	0.88%
URS Corporation	1	84	1.55%	97,208	1.05%
George Washington University	2	18	1.36%	73,915	0.80%
Lockheed Corporation	3	26	1.24%	94,693	1.03%
Sun Microsystems, Inc.	1	60	1.05%	65,443	0.71%
United Communications Group	1	17	1.00%	63,441	0.69%
Westat, Inc.	2	37	1.00%	81,711	0.89%

Total/Weighted Average		45	18.86%	1,233,987	13.39%

Washington Real Estate Investment Trust

Industry Diversification

December 31, 2006

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Professional, Scientific and Technical Services	$41,464,558	23.68%	1,942,832	21.07%
Ambulatory Health Care Services	28,198,626	16.10%	1,013,252	10.99%
Credit Intermediation and Related Activities	15,272,632	8.72%	457,944	4.97%
Executive, Legislative & Other General Government Support	7,738,872	4.42%	420,187	4.56%
Nursing and Residential Care Facilities	5,414,988	3.09%	203,324	2.20%
Food Services and Drinking Places	5,409,442	3.09%	227,203	2.46%
Religious, Grantmaking, Civic, Professional & Similar Org.	4,469,020	2.55%	157,121	1.70%
Educational Services	4,358,252	2.49%	171,071	1.86%
Food and Beverage Stores	4,035,188	2.30%	256,698	2.78%
Administrative and Support Services	3,813,350	2.18%	257,851	2.80%
Transportation Equipment Manufacturing	3,262,868	1.86%	170,278	1.85%
Miscellaneous Store Retailers	3,250,634	1.86%	245,166	2.66%
Furniture and Home Furnishing Stores	3,144,554	1.80%	218,429	2.37%
Specialty Trade Contractors	3,045,213	1.74%	383,858	4.16%
Merchant Wholesalers-Durable Goods	2,818,209	1.61%	316,601	3.43%
Personal and Laundry Services	2,742,359	1.57%	129,781	1.41%
Computer & Electronic Product Manufacturing	2,609,462	1.49%	209,784	2.27%
Publishing Industries (except Internet)	2,276,961	1.30%	89,994	0.98%
Clothing & Clothing Accessories Stores	2,262,092	1.29%	144,761	1.57%
Insurance Carriers and Related Activities	2,012,544	1.15%	100,859	1.09%
Real Estate	1,891,621	1.08%	71,810	0.78%
Other	25,646,633	14.63%	2,032,702	22.04%

Total	$175,138,078	100.00%	9,221,506	100.00%

Washington Real Estate Investment Trust

Lease Expirations

December 31, 2006

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent *	Average Rental Rate	Percent of Annualized Rent *
Office:
2007	84	314,849	9.92%	$8,677,593	$27.56	10.10%
2008	75	345,815	10.89%	9,796,948	28.33	11.41%
2009	107	551,889	17.38%	14,951,056	27.09	17.41%
2010	82	685,889	21.60%	19,036,733	27.75	22.16%
2011	77	369,536	11.64%	10,375,060	28.08	12.08%
2012 and thereafter	86	906,978	28.57%	23,057,560	25.42	26.84%

	511	3,174,956	100.00%	$85,894,950	$27.05	100.00%

Medical Office:
2007	25	75,744	8.78%	$2,002,678	$26.44	7.69%
2008	26	69,366	8.04%	2,201,253	31.73	8.45%
2009	24	72,463	8.40%	2,123,101	29.30	8.15%
2010	35	159,315	18.46%	4,912,421	30.83	18.85%
2011	40	180,978	20.97%	5,561,695	30.73	21.34%
2012 and thereafter	69	305,063	35.35%	9,259,732	30.35	35.52%

	219	862,929	100.00%	$26,060,880	$30.20	100.00%

Retail:
2007	57	185,358	10.05%	$3,670,484	$19.80	12.09%
2008	38	204,570	11.09%	2,161,338	10.57	7.12%
2009	42	148,280	8.04%	3,175,466	21.42	10.46%
2010	48	290,501	15.75%	4,947,794	17.03	16.30%
2011	25	151,618	8.22%	2,649,357	17.47	8.73%
2012 and thereafter	83	864,582	46.85%	13,746,742	15.90	45.30%

	293	1,844,909	100.00%	$30,351,181	$16.45	100.00%

Industrial:
2007	44	433,115	12.97%	$4,173,097	$9.64	12.71%
2008	62	754,427	22.60%	7,207,692	9.55	21.95%
2009	54	666,314	19.96%	6,702,366	10.06	20.42%
2010	32	257,059	7.70%	2,832,633	11.02	8.63%
2011	31	428,656	12.84%	3,458,365	8.07	10.53%
2012 and thereafter	37	799,141	23.93%	8,456,914	10.58	25.76%

	260	3,338,712	100.00%	$32,831,067	$9.83	100.00%

Total:
2007	210	1,009,066	10.94%	$18,523,852	$18.36	10.58%
2008	201	1,374,178	14.90%	21,367,231	15.55	12.20%
2009	227	1,438,946	15.60%	26,951,989	18.73	15.39%
2010	197	1,392,764	15.10%	31,729,581	22.78	18.12%
2011	173	1,130,788	12.26%	22,044,477	19.49	12.59%
2012 and thereafter	275	2,875,764	31.20%	54,520,948	18.96	31.12%

	1,283	9,221,506	100.00%	$175,138,078	$18.99	100.00%

*	Annualized Rent is as of December 31, 2006 rental revenue (cash basis) multiplied by 12.

Washington Real Estate Investment Trust

2006 Acquisition Summary

as of December 31, 2006

($’s in thousands)

Acquisition Summary
		Acquisition Date	Square Feet	Leased Percentage at Acquisition	December 31, 2006 Leased Percentage	Investment
Hampton Overlook	Capital Heights, MD	02/15/06	134,000	88%	100%	$10,040
Hampton South	Capital Heights, MD	02/15/06	168,000	63%	100%	13,060
Alexandria Professional Ctr	Alexandria, VA	04/11/06	113,000	100%	100%	26,900
9707 Medical Center Drive	Rockville, MD	04/13/06	38,000	100%	100%	15,800
15001 Shady Grove Rd	Rockville, MD	04/29/06	51,000	100%	100%	21,000
Montrose Shopping Ctr	Rockville, MD	05/16/06	143,000	58%	67%	33,200
Randolph Shopping Ctr	Rockville, MD	05/16/06	82,000	91%	93%	17,100
9950 Business Parkway	Lanham, MD	05/26/06	102,000	79%	79%	11,700
Plumtree Medical Center	Bel Air, MD	06/22/06	33,000	100%	100%	7,700
15005 Shady Grove Road	Rockville, MD	07/12/06	52,000	100%	100%	22,500
6565 Arlington Blvd	Falls Church, VA	08/11/06	140,000	82%	82%	30,000
West Gude Drive	Rockville, MD	08/25/06	289,000	95%	95%	57,000
The Ridges	Gaithersburg, MD	08/25/06	104,000	100%	100%	25,000
The Crescent	Gaithersburg, MD	08/25/06	49,000	91%	88%	12,000

Total			1,498,000			$303,000

Washington Real Estate Investment Trust

2006 Development Summary

as of December 31, 2006

($’s in thousands)

Property and Location	Total Rentable Square Feet or # of Units	Percentage Leased or Committed	Anticipated Total Cash Cost		Cash Cost to Date		Anticipated Construction Completion Date
Development
Bennett Park [1]			$76,600		$44,718	[3]
Arlington, VA
(High Rise)	178 units, 1,600 sq ft. retail & 498 parking spaces underground (includes parking for existing office)	0%					3Q 07
(Mid Rise)	46 units, 4,300 sq ft. retail	0%					2Q 07
The Clayborne Apartments [2]	75 units & 2,600 sq ft. retail	0%	$32,700		$17,953	[3]	3Q 07
Alexandria, VA
Dulles Station[4] Phase I	179,995 sq ft office	0%	$52,000	[5]	$30,223	[3]	3Q 07
Herndon, VA Phase II	360,005 sq ft office		TBD		$21,237	[3]	TBD

Total			$161,300		$114,131

Re-development
Foxchase Shopping Center [6]	133,000 sq ft.	99%	$11,800		$11,152		Complete

Alexandria, VA

[1]	Bennett Park, formerly known as Rosslyn Towers, is a planned 224 unit multifamily property. 1620 Wilson Boulevard was acquired in conjunction with the overall development plan for Bennett Park.

[2]

718 E. Jefferson Street was acquired to complete our ownership of the entire block of 800 S. Washington Street. The surface parking lot on this block is in development. We currently refer to this development project as The Clayborne Apartments.

[3]	Includes land cost (Dulles Station Phase II land allocation $16.1M).

[4]	Dulles Station is 5.27 acres acquired in December, 2005.

[5]	Represents total costs associated with Phase I. We will concurrently build a portion of the structured garage, allocated to Phase II, which will cost an additional $7.2M.

[6]	Includes 60,600 square feet of redevelopment in connection with a lease executed in September 2004 with Harris Teeter.

WRIT vs.

FTSE NAREIT Equity REITs, MSCI US REIT

& Russell 2000 Indices

12, 36, and 60 Month Total Returns

December 31, 2006

Washington Real Estate Investment Trust

Reporting Definitions

December 31, 2006

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

EBITDA (a non-GAAP measure) is earnings before interest, taxes, depreciation and amortization.

Ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (GAAP)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. FFO is a non-GAAP measure.

Funds Available for Distribution (FAD), a non-GAAP measure, is calculated by subtracting from FFO recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and straight line rents, then adding non-real estate depreciation and amortization and adding or subtracting amortization of lease intangibles, as appropriate.

Recurring capital expenditures represents non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant’s term.

Core portfolio properties include all properties that were owned for the entirety of the current and prior year reporting periods.

Core portfolio net operating income (NOI) growth is the change in the NOI of the core portfolio properties from the prior reporting period to the current reporting period.